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UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

PEGASUS SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Campbell Centre I
8350 North Central Expressway, Suite 1900
Dallas, Texas 75206

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

      On Monday, May 3, 2004, Pegasus Solutions, Inc. will hold its annual meeting of stockholders at Campbell Centre I, 8350 North Central Expressway, Suite 1900, Dallas, Texas. The meeting will begin at 10:00 a.m. Dallas, Texas time.

      Only stockholders that own stock at the close of business on March 9, 2004, can vote at this meeting. At the meeting we will:

1. Elect two Class I Directors to the Board of Directors;

2. Ratify the appointment of independent auditors; and

3. Attend to any other business properly brought before the meeting.

      Your Board of Directors recommends that you vote FOR each of the nominees to serve on the Board of Directors and FOR ratification of the appointment of independent auditors as proposed in the Proxy Statement.

By Order of the Board of Directors,

Ric L. Floyd
Secretary

      You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card or vote via the Internet or telephone following the instructions on the proxy card.

March 15, 2004

Campbell Centre I
8350 North Central Expressway, Suite 1900
Dallas, Texas 75206

PROXY STATEMENT

QUESTIONS AND ANSWERS

1.

Q:	Why am I receiving this Proxy Statement?

A:	Pegasus Solutions, Inc., a Delaware corporation (“Pegasus” or the “Company”), is furnishing this proxy statement to stockholders of Pegasus as of March 9, 2004, in connection with its solicitation of proxies to be voted at Pegasus’ annual meeting of stockholders, or at any adjournment of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held at Campbell Centre I, 8350 North Central Expressway, Suite 1900, Dallas, Texas, on Monday, May 3, 2004, at 10:00 a.m. Dallas, Texas time.

2.

Q:	Who is soliciting my vote?

A:	Pegasus has engaged American Stock Transfer & Trust Company to solicit proxies from beneficial owners of shares held in the name of brokers and other nominees. Pegasus has agreed to pay American Stock Transfer & Trust Company an estimated $3,600 plus expenses for this service. Pegasus will bear the cost of solicitation of proxies. In addition to the use of the mail, proxies may also be solicited by personal interview, facsimile transmission, and telephone by Directors, officers, employees, and agents of Pegasus. Pegasus will also supply brokers, nominees or other custodians with the number of proxy forms, proxy statements, and annual reports they may require for forwarding to beneficial owners, and Pegasus will reimburse these persons for their expenses.

3.

Q:	When was this Proxy Statement mailed to stockholders?

A:	This proxy statement was mailed to stockholders on or about April 5, 2004.

4.

Q:	What may I vote on?

A:

(1)	The election of nominees to serve on the Board of Directors;

(2)	The ratification of the appointment of independent auditors; and

(3)	At the discretion of the persons named in the enclosed form of proxy, any other matter that may properly come before the meeting or any adjournment thereof.

5.

Q:	How does the Board of Directors of Pegasus recommend I vote?

A:	The Board of Directors of Pegasus recommends a vote FOR each of the nominees to serve on the Board of Directors and a vote FOR ratification of the appointment of independent auditors.

6.

Q:	Who is entitled to vote?

A:	Stockholders of record at the close of business on March 9, 2004, which is the record date.

7.

Q:	How do I vote?

A:	By any one of the following methods:

•	By signing, dating and completing the enclosed proxy card and returning it in the enclosed self-addressed envelope by mail;

•	By using the toll free telephone number and following the instructions for voting by telephone set forth on the proxy card;

•	By using the Internet and following the instructions for voting via the Internet set forth on the proxy card; or

•	In person, at the meeting.

If you hold your shares through a bank, broker or other nominee, that institution will give you separate instructions for voting your shares.

8.

Q:	How can I revoke or change my vote?

A:	If you have already voted and wish to change or revoke your vote, you may do so at any time prior to the meeting by any one of the following methods:

(1)	notifying in writing Ric L. Floyd, Secretary, Pegasus Solutions, Inc., Campbell Center I, 8350 North Central Expressway, Suite 1900, Dallas, Texas 75206;

(2)	voting in person at the meeting;

(3)	returning a later-dated proxy card revoking or changing the previous vote that is received prior to the meeting; or

(4)	subsequently voting by telephone or over the Internet following the instructions found on the proxy card.

9.

Q:	Who will count the votes?

A:	A representative of our transfer agent, American Stock Transfer & Trust Company, will count the votes and act as the inspector of the election.

10.

Q:	Is my vote confidential?

A:	Yes. Proxy cards, ballots and voting tabulations of Internet and telephone votes that identify individual stockholders are mailed or returned directly to American Stock Transfer & Trust Company and handled in a manner that protects your voting privacy. Your vote will not be disclosed except:

(1)	as needed to permit American Stock Transfer & Trust Company to tabulate and certify the vote; or

(2)	as required by law.

Your identity will be kept confidential unless you ask that your name be disclosed.

11.

Q:	How many shares may I vote?

A:	Every stockholder is entitled to one (1) vote for each share of common stock held on the record date. As of the record date, 24,411,563 shares of common stock were issued and outstanding.

12.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	Your broker will vote your shares only if you instruct your broker how to vote. Your broker will send you directions on how you can instruct your broker to vote. Your broker cannot vote your shares without instructions from you.

13.

Q:	What is a “quorum” and what vote is required to pass proposals?

A:	A “quorum” is a majority of the outstanding shares. There must be a quorum present in person or represented by proxy for the meeting to be held. The affirmative vote of a plurality of the shares of outstanding common stock of Pegasus represented at the meeting and entitled to vote is required for the election of Directors, and the affirmative vote of a majority of the quorum entitled to vote is required for the ratification of the appointment of the independent auditors. Cumulative voting is not permitted in the election of Directors or the ratification of the appointment of the independent auditors. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining a quorum. Abstentions and broker non-votes have no effect on determinations of plurality, except to the extent that they affect the total votes received by any particular candidate. On a matter requiring the approval of a specified percentage of outstanding shares represented at the annual meeting and entitled to vote on the matter, abstentions have the effect of negative votes, but broker non-votes have no effect since they are not treated as shares entitled to vote on the matter.

14.

Q:	Who may attend the annual meeting and how do I get on the guest list?

A:	All stockholders as of the close of business on March 9, 2004, may attend. To be included on the guest list, you may check the box on your proxy card. If your shares are held by a broker and you would like to attend, please write to Ric L. Floyd, Secretary, Pegasus Solutions, Inc., Campbell Center I, 8350 North Central Expressway, Suite 1900, Dallas, Texas 75206. Include a copy of your brokerage account statement or omnibus proxy (which you can get from your broker), and we will place your name on the guest list.

15.

Q:	How will voting on any other business be conducted?

A:	At this time, we do not know of any other business to be considered at the 2004 annual meeting. If any other business is presented at the annual meeting, your signed proxy card gives discretionary authority to John F. Davis, III, President and Chief Executive Officer, or Ric L. Floyd, Executive Vice President, Secretary and General Counsel, to vote on such matters.

16.

Q:	When are the stockholder proposals for the 2005 annual meeting due?

A:	All stockholder proposals to be considered for inclusion in next year’s proxy statement and form of proxy must be submitted in writing to Ric L. Floyd, Secretary, Pegasus Solutions, Inc., Campbell Center I, 8350 North Central Expressway, Suite 1900, Dallas, Texas 75206. Any such stockholder proposals must be received prior to December 7, 2004. Additionally, the proxy for the annual meeting may confer discretionary authority to Pegasus to vote on any matter at its 2005 annual meeting of stockholders if Pegasus did not have notice of the matter at least 45 days before April 5, 2005.

PROPOSALS YOU MAY VOTE ON

1.	Election of Directors

      Pegasus currently has authorized nine Directors with eight Directors currently holding office. The Directors are divided into three classes with staggered terms as follows:

•	Class I Directors, which include William C. Hammett, Jr. and Thomas F. O’Toole, whose terms will expire at the annual meeting to be held in 2004.

•	Class II Directors, which include Robert B. Collier, Pamela H. Patsley and Bruce W. Wolff, whose terms will expire at the annual meeting to be held in 2005.

•	Class III Directors, which include Michael A. Barnett, John F. Davis, III and Jeffrey A. Rich, whose terms will expire at the annual meeting to be held in 2006.

      Vacancies on the Board of Directors or newly created directorships may be filled by a vote of the majority of the Directors then in office, and any Director so chosen will hold office until the next election of the class for which that Director was chosen.

      At the annual meeting of stockholders to be held on May 3, 2004, two Directors will be elected as Class I Directors for terms expiring at the annual meeting to be held in 2007 and until their respective successors are elected and qualified. Nominees for election this year are: William C. Hammett, Jr. and Thomas F. O’Toole. Shares represented by returned and executed proxies will be voted, unless otherwise specified, in favor of the two nominees for the Board of Directors. If any Director is unable to stand for re-election, the Board of Directors of Pegasus may reduce the Board of Directors’ size, designate a substitute or leave the position vacant. If a substitute is designated, proxies voting on the original Director candidate will be cast for the substituted candidate. You may withhold authority to vote for any nominee by marking the proxy as indicated for that purpose on the proxy card.

      Your Board of Directors unanimously recommends a vote FOR each of these Directors.

2.	Ratification of Appointment of Independent Auditors

      The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as independent auditors of the Company to audit its consolidated financial statements for 2004 and the Board of Directors has determined that it would be desirable to request that the stockholders ratify such appointment.

      PricewaterhouseCoopers LLP has served the Company as independent auditors since the 1996 fiscal year.

      Stockholder approval is not required for the appointment of PricewaterhouseCoopers LLP, since the Audit Committee of the Board of Directors has the responsibility for selecting independent auditors. However, the appointment is being submitted for ratification at the Annual Meeting as a matter of good corporate practice. No determination has been made as to what action the Board of Directors would take if stockholders do not approve the appointment, but the Audit Committee may reconsider whether or not to retain the firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.

      Your Board of Directors unanimously recommends a vote FOR ratification of the appointment of the independent auditors.

NOMINEES FOR DIRECTORS

      William C. Hammett, Jr., age 57, has served as Vice Chairman of the Board of Directors of Pegasus since May 2001, and as a director of Pegasus since October 1995. From May 1998 to March 2001, Mr. Hammett served as Chairman of the Board of Directors of Pegasus. From December 2001 to present, Mr. Hammett has served as Senior Vice President and Chief Financial Officer of Dave and Busters, Inc., a

retail restaurant and entertainment company. Since December 1998, Mr. Hammett has served as Chairman of the Board of Directors of Electrum Corporation, a company engaged in the electronic payments business. Since July 1998, Mr. Hammett has served as President of Dogwood Creek Food Systems, Inc., a private restaurant management company.

      Thomas F. O’Toole, age 46, has served as a director of Pegasus since May 1998. Since March 2003, Mr. O’Toole has served as Senior Vice President – Strategy and Systems for both Hyatt Corporation, the parent company of Hyatt Hotels Corporation, and AIC Holding Co., the parent company of Hyatt International Corporation. From October 2000 to March 2003, Mr. O’Toole served as Senior Vice President, Marketing and Information Technology for Hyatt Hotels Corporation. From March 1999 to October 2000, Mr. O’Toole served as Senior Vice President, Marketing for Hyatt Hotels Corporation. From July 1995 to March 1999, Mr. O’Toole served as Vice President, Marketing for Hyatt Hotels Corporation.

DIRECTORS CONTINUING IN OFFICE

      Michael A. Barnett, age 50, has served as a director of Pegasus since February 1999. Mr. Barnett has served as Chairman of the Board and Chief Executive Officer of Benchmark Bank since 1988. Since 1983, Mr. Barnett has served as President and Chairman of the Board of Barnett Interests, Inc., a diversified real estate management company. Since 1984, Mr. Barnett has served as Chairman of the Board of Barnett Lane Investments, Inc., a real estate investment and management company. Since 1986, Mr. Barnett has served as President and Director of Quinlan Bancshares, Inc., a bank holding company.

      Robert B. Collier, age 64, has served as a director of Pegasus since July 1998. From September 1998 to December 1999, Mr. Collier served as President of RBC Associates, a consulting firm to the travel and tourism industry. Mr. Collier currently serves as a non-executive member of the boards of directors of a number of hotel, travel technology and leisure companies in the United Kingdom.

      John F. Davis, III, age 51, has served as Chief Executive Officer of Pegasus since February 1989, as a Director since July 1995, as Chairman of the Board since March 2001 and as President since January 2003. Mr. Davis also served as President of Pegasus from February 1989 to January 2001.

      Pamela H. Patsley, age 47, has served as a director of Pegasus since May 2002. Ms. Patsley has served as Senior Executive Vice President of First Data Corporation, a provider of electronic commerce and payment services, and since May 2002 as President of its subsidiary, First Data International, responsible for all operations outside of the US within the card issuing and merchant services businesses of First Data Corporation. From March 2000 to May 2002, Ms. Patsley served as the President of First Data Corporation’s merchant transaction processing business unit. Ms. Patsley served as President and Chief Executive Officer of Paymentech, Inc., a processor of bankcard transactions and issuer of commercial cards from 1991 to February 2000. Ms. Patsley is also a director of Adolph Coors Company.

      Jeffrey A. Rich, age 43, has served as a director of Pegasus since December 2000. Mr. Rich has served as Chief Executive Officer of Affiliated Computer Services, Inc. (“ACS”), a business process outsourcing company, since February 1999.

      Bruce W. Wolff, age 60, has served as a director of Pegasus since October 1995. Mr. Wolff has served as Executive Vice President, Sales and Marketing Programs since February 2004, and as Senior Vice President, Distribution Sales and Strategy from July 1998 to February 2004, for the lodging division of Marriott International, Inc.

STATEMENT OF CORPORATE GOVERNANCE

General

      The Board of Directors held six meetings in 2003. All Directors attended at least 75% of the Board of Directors meetings and all committee members attended at least 75% of the meetings of the Board committees on which that Director served.

      The Board of Directors has determined that Michael A. Barnett, Robert C. Collier, William C. Hammett, Jr., Thomas F. O’Toole, Pamela H. Patsley, Jeffrey A. Rich and Bruce W. Wolf are each an “independent director” as that term is defined by NASD Rule 4200.

      The Board of Directors has established four standing committees. The charters for these committees (except the Executive Committee, which does not have a charter) are available in the “Investor” section of the Company’s website, www.pegs.com.

Audit Committee. The Audit Committee assists the Board of Directors in connection with the selection and monitoring of the Company’s independent auditors and the provision of their services and the Company’s financial reporting processes. Members of the Audit Committee are Michael A. Barnett, William C. Hammett, Jr. and Pamela H. Patsley. Our Board of Directors has determined that each member of the Audit Committee is an “audit committee financial expert” as defined by section 407 of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules. The Audit Committee met eight times during 2003.

Compensation Committee. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for Pegasus’ officers and employees and administers our employee stock purchase plan and stock option plans. Members of the Compensation Committee are Michael A. Barnett, Robert B. Collier, William C. Hammett, Jr. and Jeffrey A. Rich. The Compensation Committee met three times during 2003.

Corporate Governance Committee. On May 8, 2001, the Nominating Committee was reorganized as the Corporate Governance Committee. The Corporate Governance Committee makes recommendations to the Board of Directors regarding the composition of the Board of Directors and corporate governance matters. The Corporate Governance Committee typically does not consider nominees recommended by stockholders. Members of the Corporate Governance Committee are William C. Hammett, Jr., Thomas F. O’Toole, Pamela H. Patsley and Bruce W. Wolff. The Corporate Governance Committee met three times during 2003.

Executive Committee. The Executive Committee exercises authority and makes recommendations to the Board of Directors regarding matters specifically delegated to it by the Board of Directors. Members of the Executive Committee are Michael A. Barnett, John F. Davis, III and William C. Hammett, Jr. The Executive Committee held no formal meetings during 2003, but met informally numerous times.

      During 2003, the Board of Directors and management continued to be proactive in implementing many new initiatives. Our enactments have not been limited to what is required by new laws and regulations, but extend their reach to what we believe is required to exercise good corporate governance and to be deserving of the public trust.

      We are committed to good corporate governance and doing what is right to earn and deserve the trust of our stockholders. Our long time commitment to corporate governance is evidenced by some of the following actions:

•	we established a Corporate Governance Committee in 2001;

•	the substantial majority of our Board of Directors has been independent (pursuant to current Securities and Exchange Commission and NASD rules) since becoming a public company;

•	our Audit Committee has had at least one person meeting the definition of “audit committee financial expert” since becoming a public company;

•	all members of our Corporate Governance Committee have been independent (pursuant to current Securities and Exchange Commission and NASD rules) since its inception;

•	all members of our Audit Committee and Compensation Committee have been independent (pursuant to current Securities and Exchange Commission and NASD rules) since becoming a public company; and

•	we have in place active internal control and disclosure committees.

      In addition, since the last annual meeting we have taken additional measures to further improve our corporate governance, including adopting the following policies available on the “Investor” section of our website, www.pegs.com:

•	Code of Conduct: The Code of Conduct sets forth ethical requirements for every Pegasus employee, officer and director worldwide. In connection with the adoption of the Code of Conduct, Pegasus has established a 24 hour “hotline” with an independent service provider through which suspected violations can be anonymously reported.

•	Corporate Governance Guidelines: Our Board of Directors has recently adopted corporate governance guidelines, including, among other provisions, guidelines regarding the following:

•	the Board of Directors’ composition, independence, term limits and retirement age;

•	the Board of Directors’ compensation and performance evaluation;

•	the Board of Directors’ meetings, including meetings of independent directors; and

•	the Board of Directors’ education, interaction with management and access to outside resources.

•	Code of Ethics for Senior Financial Officers: Our CEO, CFO and Controller have each certified as to their compliance with these ethical requirements regarding company accounting and financial disclosure.

Disclosure Regarding Nominating Committee Functions and Communications Between Shareholders and the Board of Directors

•	Our Corporate Governance Committee’s responsibilities include performing the functions of a nominating committee pursuant to its charter, which is available on our website at www.pegs.com.

•	All members of the Corporate Governance Committee are “independent” as defined by the NASD rules.

•	The Corporate Governance Committee does not have a specific policy with regard to the consideration of any director candidates recommended by security holders. The Board of Directors believes that such a policy is unnecessary because it considers all director candidate recommendations without regard to the source of the recommendation.

•	The Company’s Corporate Governance Guidelines set forth the qualifications that are to be considered in connection with the selection of a nominee to the Company’s Board of Directors. The Company’s Corporate Governance Guidelines are available on the Company’s website, www.pegs.com.

•	The process for identifying and evaluating nominees is described in the Company’s Corporate Governance Guidelines. The evaluation process for candidates is the same regardless of the source of the recommendation.

•	The Company did not pay a fee to any third party to identify or evaluate this year’s nominees for director; however, we may retain such parties in the future, particularly with respect to nominees that are not already directors.

•	Since the last annual meeting, the Corporate Governance Committee has not received a recommended nominee from a stockholder owning 5% or more of the Company’s stock.

•	Communications to the Board of Directors may be delivered in care of the Company Secretary, Ric L. Floyd, Pegasus Solutions, Inc., Campbell Center I, 8350 North Central Expressway, Suite 1900, Dallas, Texas 75206.

•	The Board of Directors does not have a policy regarding Director attendance at the Company’s annual meetings, however all of the Directors attended the 2003 Annual Meeting.

DIRECTORS’ COMPENSATION

      During 2003, the Company’s standard arrangements for director compensation included an annual payment of $15,000, payable in quarterly installments, for a non-employee Chairman of the Board. All other non-employee Directors receive $10,000 annually, payable quarterly. Additionally, each non-employee Director receives $2,500 for each Board of Directors meeting attended in person and $1,250 for each Board of Directors meeting attended telephonically. Each non-employee Director also receives $1,000 for each committee meeting attended in person and $500 for each committee meeting attended telephonically. Each Committee Chairman receives an additional $500 for each committee meeting attended in person and an additional $250 for each committee meeting attended telephonically. Personal attendance or telephonic attendance at informal Board of Directors and committee gatherings is compensated in the same manner as personal or telephonic attendance at formal Board of Directors and committee meetings, as the case may be. Directors are also reimbursed for all reasonable expenses incurred while performing their duties as Directors of Pegasus.

      Prior to December 2, 2003, non-employee Directors received stock option grants as follows:

•	12,000 shares at the closing price on the date immediately preceding election as a Director. The option grant vests 1/12 of the shares each quarter during the term of office, vesting in full in three years. The option grant has a ten-year term.

•	An additional 5,000 share grant at the closing price of the stock on the day preceding each subsequent anniversary date of election to office. This option grant vests 25% each quarter while the director is serving, vesting in full in one year. These grants have a ten-year term.

•	Such additional grants at the discretion of the Compensation Committee.

      Effective December 2, 2003, the Compensation Committee (a) increased the stock option grants upon election as a non-employee Director to 20,000 shares and upon each election anniversary date to 8,000 shares and (b) approved non-employee Audit Committee member annual retainer fees of $3,000 per member and $5,000 for the chairman.

EXECUTIVE OFFICERS

      The executive officers of Pegasus are as follows:

Name	Position

John F. Davis, III	President, Chief Executive Officer and Chairman of the Board
Susan K. Cole	Executive Vice President and Chief Financial Officer
Ric L. Floyd	Executive Vice President, Secretary and General Counsel
Robert J. Boles, Jr.	Executive Vice President, Sales and Marketing
John F. Cole	Chief Information Officer

      Set forth below is information concerning the business experience of the executive officers of Pegasus that are not also Directors:

      Susan K. Cole, age 40, has served as Executive Vice President and Chief Financial Officer of Pegasus since May 2001. From May 1997 to April 2001, Ms. Cole served as a partner in the Technology, Infocom, Communication and Entertainment practice of PricewaterhouseCoopers LLP, a global public accounting firm, in the Dallas, Texas office.

      Ric L. Floyd, age 52, has served as General Counsel of Pegasus since July 1995, as Secretary since July 1997 and as Executive Vice President since December 1999. From March 1995 to December 1999, Mr. Floyd served as President of Floyd & Sloan, P.C., a law firm based in Dallas, Texas.

      Robert J. Boles, Jr., age 44, has served as Executive Vice President, Sales and Marketing, of Pegasus since May 2003. From March 2000 to May 2003, Mr. Boles served as President of AimNet Solutions, an information technology network professional and managed services company. From October 1982 through March 2000, Mr. Boles served in various capacities at AT&T Global Network Services and its predecessor, IBM Global Services, a global business solutions company, most recently as Vice President of Sales and Support from January 1999 through March 2000.

      John F. Cole, age 56, has served as Chief Information Officer of Pegasus since January 2004. From August 2001 to January 2004, Mr. Cole served as Vice President, Technology for JPMorgan Chase, a global financial services firm. From October 1995 to February 2001, Mr. Cole served as Assistant Vice President, Technology Services for Sprint, an international telecommunications company.

NAMED EXECUTIVE OFFICERS’ COMPENSATION

      Summary Compensation Table. The following table sets forth the compensation earned by our Chief Executive Officer and the four other most highly compensated executive officers serving at the end of the last completed fiscal year. These persons are collectively referred to as the “Named Executive Officers” whose salary and bonus for the fiscal year ended December 31, 2003, were in excess of $100,000.

      In accordance with the rules of the Securities and Exchange Commission, the compensation described in the following table does not include medical insurance, group life insurance or other benefits received by the Named Executive Officers that are available generally to all salaried Pegasus employees. In addition, the compensation described in the following table may not include certain perquisites and other personal benefits received by the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of the Named Executive Officer’s salary and bonus disclosed in the table.

Summary Compensation Table

							Long-Term
							Awards
			Annual Compensation
						Restricted	Securities
					Other Annual	Stock	Underlying	All Other
Name and Principal Position	Year		Salary	Bonus(1)	Compensation(2)	Awards(3)	Options(#)	Compensation

John F. Davis, III(5)	2003		$424,008	—	$45,000	—	180,000	$204,170	(4)
President, Chief Executive Officer	2002		$424,008	$118,616	—	$599,674	—	$65,740
and Chairman of the Board	2001		$400,008	$133,336	—	—	452,765	$17,962
Joseph W. Nicholson(5)(6)	2003		$309,125	—	$35,000	—	100,000	$180,635	(4)
Executive Vice President, Strategic	2002		$344,500	$58,910	—	$399,897	—	$49,445
Planning and Corporate Development	2001		$325,000	$115,104	—	—	175,000	$11,820
Susan K. Cole(5)	2003		$235,000	—	$35,000	—	90,000	$36,489	(4)
Executive Vice President	2002		$235,000	$38,047	—	—	—	$14,994
and Chief Financial Officer	2001	(8)	$153,106	$48,738	—	—	55,000	$271
Mark C. Wells(5)(7)	2003		$320,000	—	$35,000	—	140,000	$60,598	(4)
Executive Vice President	2002		$265,000	$124,974	—	$228,696	100,000	$17,549
and Chief Operating Officer	2001		$265,000	$26,500	—	—	54,773	$9,924
Robert J. Boles, Jr.(5)	2003	(9)	$173,939	—	$21,875	—	75,000	$63,335	(4)
Executive Vice President, Sales and Marketing

(1)	Each bonus is reflected in the year in which it was earned, not the year in which it was paid.

(2)	Other annual compensation represents the Executive Benefits and Perquisite Plan covering expenses which may include: automobiles, club memberships and financial, legal and investment counseling.

(3)	The restricted stock value was calculated based upon the number of shares issued multiplied by the closing price of the Company’s stock on the date of issue. All restrictions on the restricted stock awards had lapsed as of December 31, 2003. The restricted stock vested completely with respect to each recipient upon such recipient’s completion of twelve consecutive months of employment with Pegasus from the date of the award.

(4)	Reflects (i) matching contributions made by the Company pursuant to its 401(k) plan for the accounts of Messrs. Davis, Nicholson, Wells and Boles and Ms. Cole in the amounts of $12,000, $8,000, $8,000, $7,219 and $12,000, respectively, (ii) contributions allocated by Pegasus under the Deferred Compensation Plan for the accounts of Messrs. Davis, Nicholson, Wells and Boles and Ms. Cole in the amounts of $171,787, $168,947, $51,628, $7,311 and $24,138, respectively, (iii) premiums paid for life insurance policies for the benefit of Messrs. Davis, Nicholson, Wells and Boles and Ms. Cole in the amounts of $20,383, $3,688, $970, $600 and $351, respectively, and (iv) expenses paid by the Company relating to Mr. Boles’ commuting, including airfare, temporary lodging and transportation, in the amount of $48,205.

(5)	The salaries of Messrs. Davis, Nicholson, Wells and Boles and Ms. Cole were paid in accordance with the terms of their respective employment agreements.

(6)	Mr. Nicholson’s employment terminated in February 2004.

(7)	Mr. Wells’ employment terminated in January 2004.

(8)	Ms. Cole became an employee of Pegasus in May 2001.

(9)	Mr. Boles became an employee of Pegasus in May 2003.

      Option Grants In Last Fiscal Year. The following table sets forth the stock option grants made during the year ended December 31, 2003, to the Named Executive Officers.

		% of Total
	Number of Securities	Options			Grant Date
	Underlying Options	Granted in	Exercise Price	Expiration	Present
Name	Granted(1)	2003(2)	per Share(3)	Date(4)	Value(5)

John F. Davis, III	180,000	10.05%	$10.03	01/02/13	$928,749
Joseph W. Nicholson	100,000	5.58%	$10.03	01/02/13	$515,972
Susan K. Cole	90,000	5.02%	$10.03	01/02/13	$464,374
Mark C. Wells	140,000	7.81%	$10.03	01/02/13	$722,360
Robert J. Boles, Jr.	75,000	4.19%	$11.61	05/19/13	$422,476

(1)	The options vest over a four-year period with 25% of the shares vesting each year. These options are subject to accelerated vesting upon an acquisition event as described in our stock option plans.

(2)	Based on options granted during 2003 to purchase an aggregate of 1,791,750 shares of common stock.

(3)	The exercise price for the option is equal to the closing price of the common stock as quoted on the Nasdaq National Market on the date immediately preceding the grant date.

(4)	All options have a term of ten (10) years, but may terminate before their expiration date in the event of the death, disability or termination of employment of the optionee.

(5)	These values are determined using the Black-Scholes Option Pricing Model. The Black-Scholes Option Pricing Model is one of the methods permitted by the Securities and Exchange Commission for estimating the present value of options. The Black-Scholes Option Pricing Model is based on assumptions as to the variables described below, and it is not intended to estimate and has no direct correlation to the value of stock options that an individual will actually realize. The actual value of the stock options that a Named Executive Officer may realize, if any, will depend on the excess of the market price on the date of exercise over the exercise price. The values listed above were based on the following assumptions:

	Options	Options
	Expiring	Expiring
	01/02/13	05/19/13

Volatility	65.24%	61.47%
Risk free rate of return	2.62%	2.14%
Dividend Yield	0.0%	0.0%
Expected Life (years)	4	4

      Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values. The following table sets forth information concerning options exercised during 2003 and options held on December 31, 2003, by our Named Executive Officers whose salary and bonus exceeded $100,000 for 2003.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money Options
	Shares		Options at Year-End		at Year-End(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

John F. Davis, III	35,000	$373,278	650,500	375,000	$2,343,065	$255,075
Joseph W. Nicholson	25,000	$267,772	349,000	215,000	$771,420	$84,500
Susan K. Cole	—	—	27,500	117,500	—	$39,600
Mark C. Wells	—	—	128,562	228,938	$20,519	$82,119
Robert J. Boles, Jr.	—	—	—	75,000	—	—

(1)	Based on the difference between the option exercise price and the closing sale price of Pegasus’ common stock as reported on the Nasdaq National Market on the exercise date.

(2)	Based on the difference between the option exercise price and the closing sale price of $10.47 of Pegasus’ common stock as reported on the Nasdaq National Market on December 31, 2003, the last trading day prior to the closing of our fiscal year multiplied by the number of shares underlying the options.

      Employment Agreements. Pegasus has an employment agreement with Ms. Cole and Messrs. Davis and Boles. Employment agreements with Messrs. Nicholson and Wells were terminated in February 2004 and January 2004, respectively. Mr. Davis’ employment agreement has an original term which expired on December 31, 2003; however, such term has automatically extended until the agreement is terminated by either party. Ms. Cole’s and Mr. Boles’ employment agreements’ original terms expire May 7, 2005, and May 19, 2007, respectively. Each of the agreements provides for annual base salaries and eligibility to receive a discretionary annual bonus in accordance with a bonus plan approved by the Compensation Committee and entitlement to participate in Pegasus’ Executive Retirement Program (described below).

      Each employment agreement provides that Pegasus may terminate the executive’s employment with or without cause (as that term is defined in each agreement) or upon death or disability. Each of the executives may terminate the agreement for good reason (as that term is defined in the agreement) or voluntarily.

      If the executive’s employment is terminated by Pegasus for death or disability, the executive is entitled to all amounts earned and accrued through the termination date, plus base salary and a pro rata bonus for one year, options and other incentive based awards vest for one additional year and payments as provided by the Executive Retirement Program. If the executive’s employment is terminated by Pegasus without cause or by the executive for good reason, the executive is entitled to all accrued compensation and a pro rata bonus, base salary and bonus for 24 months, continuation of customary and usual benefits for 12 months, options and other incentive based awards vest for an additional period or in full, and Mr. Davis continues to accrue benefits and vesting of service for two years for purposes of the Executive Retirement Program.

      Executive Retirement Program. Effective July 1, 2002, the Board of Directors adopted an Executive Retirement Program, consisting of an amended and restated Supplemental Executive Retirement Plan, or SERP, and a Deferred Compensation Plan, or DCP. The purposes of the Executive Retirement Program are to promote executive management’s interest in the successful operation of the business and increased efficiency in their work, to align the financial interests of such employees with those of Company stockholders, to ensure competitive pay and benefits for those individuals and to provide an opportunity for accumulation of funds for their retirement. The Executive Retirement Program provides supplemental retirement benefits to certain management employees of Pegasus selected by the Compensation Committee in its discretion, permits such employees to defer amounts of their compensation, provides for employer contributions that exceed the permitted employer matching contribution limits under the Pegasus 401(k) plan, and rewards long-term service through employer and supplemental contributions to a deferred account for each participant. No person has an automatic right to become a participant in the Executive Retirement Program.

      Supplemental Executive Retirement Plan. Benefits under the SERP are computed on a single-life annuity basis and become payable to the participant or his or her beneficiary, as applicable, upon retirement, death, total and permanent disability or termination of employment (other than for cause). Upon retirement, total and permanent disability or termination of employment (but following disability or termination of employment, deferred until age 60), the participant will receive monthly benefits equal to the greater of (a) 3% of his or her monthly targeted base salary and bonus as of July 1, 2002, multiplied by his or her years of service as of July 1, 2002, increased by 5% per annum until termination of employment (but not to exceed 60% or, in the case of the Chief Executive Officer, 70%, of the participant’s final average compensation; or if greater, targeted July 1, 2002, compensation), or (b) one-half percent ( 1/2%) of the participant’s final average compensation multiplied by his or her years of service. In the event of death, the participant’s beneficiary will receive a lump-sum payment equal to an actuarially equivalent amount. SERP benefits may also be paid, at the option of the participant, in the form of an actuarially equivalent ten-year fixed annuity, a joint and 50% or 100% survivor annuity, or, in the Compensation Committee’s discretion, a partial or full lump sum. Also, the participant may receive an actuarially equivalent lump sum payment of his or her benefit if, within twelve months following a change of control, (i) his or her employment terminates or (ii) he or she elects and ceases further participation in the SERP.

      Each Named Executive Officer participates in the SERP. During 2003, Pegasus recorded compensation expense for SERP contributions for the benefit of the Named Executive Officers of approximately $388,000.

      The estimated annual benefit payable under the SERP upon retirement at normal retirement age is, for Ms. Cole, $95,432, for Mr. Davis, $487,408, and for Mr. Boles, $72,290. In January 2004 the Compensation Committee of the Board of Directors approved a lump sum payment of SERP benefits payable to Mr. Nicholson, to be paid in four equal annual installments of $340,084. Pursuant to a Settlement Agreement and Release between Pegasus and Mr. Wells, Mr. Wells is entitled to: all accrued compensation, base salary for 24 months, bonus for 12 months, continuation of customary and usual benefits for 12 months, immediate complete vesting of incentive stock awards, and accrual of benefits and vesting of service for two years for purposes of the Executive Retirement Program. Mr. Wells’ estimated annual benefit payable under the SERP is approximately $36,000 at normal retirement age.

      Deferred Compensation Plan. Effective July 1, 2002, the DCP permits each participant to defer up to 100% of his or her compensation, to be credited to his or her account in the DCP. Pegasus contributes to each participant’s account in the DCP (a) a restoration contribution equal to the maximum potential matching contribution under the Pegasus 401(k) Plan (reduced by the actual match for the participant for the year), (b) an employer contribution equal to 1% of compensation multiplied by years of service (not to exceed 25% of compensation) and (c) for 2003 through 2006, a supplemental contribution equal to $5,000 (for the 2003 year, $10,000) multiplied by years of service determined as of the end of the preceding year. During 2003, Pegasus recorded compensation expense for the Named Executive Officers of approximately $424,000 attributable to the DCP.

      All Executive Retirement Program benefits are paid from the general assets of Pegasus and the Executive Retirement Program is an unfunded deferred compensation arrangement, not subject to the annual reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Pegasus has created and is required to make deposits to a grantor trust (the assets of which are available to its general creditors in the event of insolvency) representing a portion of its accrued liabilities for deferred compensation.

      Commencing in 2003, the Company is obligated to make annual cash payments to a trust associated with benefits earned under the Executive Retirement Plan. 2003 cash payments to the trust totaled $1.1 million related to the SERP and $817,000 related to the DCP. The amounts funded to the trust may be available to creditors of the Company, but are generally not available for use in the Company’s ongoing operations.

      Equity Compensation Plans. The Company’s 1996 Stock Option Plan (“1996 Plan”), amended and approved by stockholders in March 1997, provides that options to purchase 1.3 million shares of the Company’s common stock may be granted to Company employees. The Company’s 1997 Stock Option Plan (“1997 Plan”), approved by stockholders in March 1997, provides that options to purchase shares of the Company’s common stock may be granted to Company employees, non-employee directors and consultants. The 1997 Plan, amended and approved by stockholders in May 2002 and renamed the “Pegasus Solutions, Inc. 2002 Stock Incentive Plan” (the “2002 Plan”), provides for the granting of options to purchase common stock and for restricted stock awards. The number of shares reserved for issuance as of December 31, 2003 (before the share replenishment described in the following sentence) was 431,750. The 2002 Plan further provides that the number of shares reserved for issuance as options or restricted stock will be replenished by an amount equal to four percent of the number of shares of Company stock outstanding, as defined in the 2002 Plan, as of the last day of the immediately preceding year. As defined in the 2002 Plan, the applicable number of shares outstanding as of December 31, 2003, was 30,784,143, which includes shares issuable pursuant to vested stock option grants. The 2002 Plan authorizes the grant of restricted stock each year, not to exceed 2.5 percent of the number of shares reserved for issuance under the 2002 Plan.

      Options granted under the 1996 Plan and the 2002 Plan (collectively “the Plans”) may be in the form of incentive stock options or nonqualified stock options. The Compensation Committee of the Board of Directors administers the Plans and determines option grant prices. Options granted to Company employees generally vest over a four-year period. Options granted to non-employee directors and consultants vest and expire as determined by the Compensation Committee. Options granted under the 1996 Plan before September 15,

1999 expire in December 2005. Options granted to Company employees under the 2002 Plan before September 15, 1999, expire in December 2006. Options granted to Company employees on or after September 15, 1999, under the Plans expire ten years from the date of grant. The Company’s authorized but unissued common stock is used for issuance of shares as stock options are exercised.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The persons shown above as members of the Compensation Committee were the only members of such committee during 2003, and none of them have ever been an officer or employee of Pegasus. During 2003, no member of the Compensation Committee had a relationship with any other company that requires disclosure as a “compensation committee interlock.”

COMPENSATION COMMITTEE REPORT

      The Compensation Committee of the Board of Directors of Pegasus generally makes decisions on compensation of our executive officers. Each Compensation Committee member is an independent non-employee Director. The Board of Directors reviews all Compensation Committee decisions relating to compensation of our executive officers. The Compensation Committee makes decisions with respect to awards under Pegasus’ stock option and incentive plans for such awards to satisfy Securities Exchange Act Rule 16b-3. No member of the Compensation Committee was at any time during 2003, or at any other time, an officer or employee of Pegasus. Furthermore, there were no Compensation Committee “interlocks” with any other company within the meaning of the Securities Act of 1933. The Compensation Committee’s report addressing our executive compensation policies for 2003 is set forth below.

      The Compensation Committee’s executive compensation policies are designed to:

•	provide competitive levels of compensation that integrate pay with Pegasus’ annual and long-term performance goals;

•	reward above average corporate performance;

•	recognize individual initiative and achievements; and

•	attract and retain qualified executives.

      We believe stock ownership by management and performance-based compensation arrangements are beneficial in aligning management’s interests with those of our stockholders. In addition to stock-based awards in the form of restricted stock and stock option grants, each of our executive officers receives an annual base salary and is eligible to receive an annual bonus. The Compensation Committee determines annual bonuses based on a percentage of the executive’s annual salary and established financial and other corporate goals. An executive’s bonus increases to the extent established goals are exceeded up to a maximum amount per year ranging from 50% to 100% of the executive’s annual base salary, depending upon the executive’s particular bonus plan. Targeted levels of total executive compensation are generally set at levels we believe to be consistent with other companies in Pegasus’ industry. Actual compensation levels in any particular year may be above or below those of our competitors depending on the executive’s or Pegasus’ performance.

      2003 Chief Executive Officer Compensation. Mr. Davis’ compensation for 2003 as Chief Executive Officer of Pegasus principally consisted of a base salary and the vesting of a restricted stock award granted in 2002. The Compensation Committee determined Mr. Davis’ 2003 base salary based upon the terms of his employment agreement and the factors discussed above relating to executive compensation in general. Mr. Davis also received matching contributions under Pegasus’ 401(k) plan and Pegasus pays for life insurance premiums on Mr. Davis’ behalf. Additionally, in 2003, the Company recorded compensation expense of approximately $420,000 under the Executive Retirement Program for Mr. Davis’ benefit. Mr. Davis does not participate in the Compensation Committee’s decisions regarding his compensation.

      Limit on Deductibility of Executive Compensation. In 1993, Congress amended the Internal Revenue Code to add Section 162(m). This Section of the Internal Revenue Code limits the deductibility of compensation paid to specified executive officers to $1,000,000 per officer in any one year. Compensation that qualifies as performance based compensation is not taken into account for the purposes of this limitation. Pegasus obtained stockholder approval at the 1999 annual meeting of an amendment to its 2002 Stock Incentive Plan (formerly the 1997 Stock Option Plan) to allow Pegasus to deduct the compensation expense paid upon the exercise of stock options granted under the 2002 plan even if the compensation paid to any of the Named Executive Officers exceeds the deductible limit. The Compensation Committee intends to recommend further action in connection with Pegasus’ other benefit plans and salary and bonus policies to address this issue if and when circumstances arise.

Submitted by the Compensation Committee
of the Board of Directors

ROBERT B. COLLIER, Chairman
MICHAEL A. BARNETT
WILLIAM C. HAMMETT, JR.
JEFFREY A. RICH

AUDIT COMMITTEE REPORT

      The Board of Directors maintains an Audit Committee, acting pursuant to a written charter adopted by the Board of Directors, comprised of three non-employee Directors of Pegasus, who are independent, as that term is used under the applicable rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (“NASD”). The Audit Committee Charter was amended on March 24, 2003, and is attached to this Proxy Statement as Exhibit A. The Board of Directors has determined that all three members of the Audit Committee qualify as “audit committee financial experts” under current regulations. The Audit Committee believes that the Audit Committee’s current member composition satisfies the requirements of the Sarbanes-Oxley Act of 2002, the recently enacted rules of the Securities and Exchange Commission and the current rules of NASD that govern audit committee composition.

      The Audit Committee assists the Board of Directors in its oversight responsibilities and, in particular, is responsible for (a) monitoring the integrity of the Company’s financial statements, financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance, (b) selecting and appointing the Company’s independent auditors and monitoring their independence and performance, pre-approving all audit and non-audit services to be provided, consistent with all applicable laws, to the Company by the Company’s independent auditors, and establishing the fees and other compensation to be paid to the independent auditors, and (c) establishing procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submission by the Company’s employees, regarding accounting, internal controls or audit related matters. Management is responsible for Pegasus’ financial reporting process, including its system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Pegasus’ independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of Pegasus. We are not and do not represent ourselves to be, or to serve as, accountants or auditors by profession, or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on Pegasus’ financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that Pegasus’ financial statements are presented in accordance with generally accepted accounting principles, that the audit of Pegasus’ financial statements has been carried out in accordance with generally accepted auditing standards or that our company’s independent accounts are in fact “independent”.

      The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. Management represented to the Audit Committee that Pegasus’ consolidated financial statements were prepared in accordance with generally accepted accounting principles. We have discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

      Pegasus’ independent auditor also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the independent auditor that firm’s independence.

      Following the Audit Committee’s discussions with management and the independent auditor, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Pegasus’ annual report on Form 10-K for the year ended December 31, 2003.

Submitted by the Audit Committee
of the Board of Directors

WILLIAM C. HAMMETT, JR., Chairman
MICHAEL A. BARNETT
PAMELA H. PATSLEY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

      The following table sets forth information regarding the beneficial ownership of our common stock as of March 9, 2004, for:

•	each person who is known by us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our Directors;

•	each of our Named Executive Officers; and

•	all of our Directors and Named Executive Officers as a group.

      The percentages of shares owned provided in the table is based on 24,411,563 shares outstanding as of March 9, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The determination of whether these persons have sole voting and investment power is based upon information provided by them. In computing an individual’s beneficial ownership, the number of shares of common stock subject to options held by that individual that are exercisable within 60 days of March 9, 2004, are also deemed outstanding and are shown in the column labeled “Options”. These shares, however, are not deemed outstanding for the purpose of computing the beneficial ownership of any other person. Unless a footnote indicates otherwise, the address of each person listed below is c/o Pegasus Solutions, Inc., Campbell Centre I, 8350 North Central Expressway, Suite 1900, Dallas, Texas 75206.

	Shares Beneficially Owned

Name	Number	Options	Percent

Blum Capital Partners LP(1)	2,210,195	N/A	9.05%
Franklin Resources, Inc.(2)	1,729,190	N/A	7.08%
Barclays Global Investors, N.A.(3)	1,661,998	N/A	6.81%
Strong Capital Management, Inc.(4)	1,387,786	N/A	5.68%
Michael A. Barnett	64,198	19,999	*
Robert J. Boles, Jr.	0	0	*
Susan K. Cole	1,508	63,750	*
Robert B. Collier	2,975	21,999	*
John F. Davis, III	46,725	753,000	3.18%
William C. Hammett, Jr.	17,422	21,749	*
Joseph W. Nicholson	0	389,000	1.57%
Thomas F. O’Toole	575	21,749	*
Pamela H. Patsley	0	13,000	*
Jeffrey A. Rich	5,000	19,999	*
Mark C. Wells	13,850	191,875	*
Bruce W. Wolff	3,575	21,999	*
Directors and Named Executive Officers as a group (12 persons)	155,828	1,538,119	6.53%

*	Less than one percent (1%)

(1)	Information obtained from Blum Capital Partners, L.P. The address of Blum Capital Partners L.P. is 909 Montgomery Street, Suite 400, San Francisco, CA 94133.

(2)	Information obtained from filings with the Securities and Exchange Commission. The address of Franklin Resources, Inc. is One Franklin Parkway, San Mateo, CA 94403.

(3)	Information obtained from filings with the Securities and Exchange Commission. The address of Barclays Global Investors, N.A. is 45 Fremont Street, San Francisco, CA 94105.

(4)	Information obtained from filings with the Securities and Exchange Commission. The address of Strong Capital Management, Inc. is 100 Heritage Reserve, Menomonee Falls, WI 53051.

CERTAIN TRANSACTIONS

      Mr. Wolff is a Director of Pegasus and serves as Senior Vice President, Distribution, Sales and Strategy for the lodging division of Marriott International, Inc. In 2003, Pegasus received $4.5 million from Marriott or its affiliates for reservation, distribution and representation services and paid Marriott $1.6 million for consolidating commission data and funds from its properties.

      Mr. O’Toole is a Director of Pegasus and serves as Senior Vice President — Strategy and Systems for both Hyatt Corporation, the parent company of Hyatt Hotels Corporation, and AIC Holding Co., the parent company of Hyatt International Corporation. In 2003, Pegasus received $1.1 million from Hyatt for reservation, distribution and financial services.

      Mr. Rich is a Director of Pegasus and serves as Chief Executive Officer of ACS. In 2003 ACS billed Pegasus approximately $421,000 for services provided to us in connection with our financial services.

STOCK PERFORMANCE GRAPH

      Research Data Group, Inc. prepared the following graph. It shows how an initial investment of $100 in Pegasus’ common stock on December 31, 1998, would have compared to an equal investment in The Russell 2000 Composite Stock Market Index and a peer group. Pegasus’ peer group is comprised of Cendant Corporation, MICROS Systems, Inc., Sabre Holdings Corporation and USA Interactive.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG PEGASUS SOLUTIONS, INC., THE RUSSELL 2000 INDEX,
AND A PEER GROUP

CUMULATIVE TOTAL RETURN

	12/98	12/99	12/00	12/01	12/02	12/03

PEGASUS SOLUTIONS, INC.	100.00	167.54	28.91	59.16	41.79	43.62
RUSSELL 2000	100.00	121.26	117.59	120.52	95.83	141.11
PEER GROUP	100.00	144.07	68.41	103.68	62.04	109.55

*	$100 invested on 12/31/98 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required to provide us with copies of all Section 16(a) forms that they file. Based solely on our review of these forms or written representations from the executive officers and directors, we believe that all Section 16(a) filing requirements were met during fiscal year 2003, except that (a) Joseph W. Nicholson, no longer with the Company, was late in filing (i) a Form 4 relating to a gift of stock in June 2001, which he did not report until May 2003, and (ii) a Form 4 relating to a sale of stock on February 9, 2004, which he did not report until February 23, 2004, and (b) Mark Wells, also no longer with the Company, was late in filing a Form 4 relating to a sale of stock on August 18, 2003, which he did not report until August 22, 2003.

INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP served as our independent accountants for the year ended December 31, 2003, and is expected to serve in that capacity for the current year. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions presented at the annual meeting.

      Principal Accountant Fees and Services. Aggregate fees billed for professional services rendered for the Company by PricewaterhouseCoopers LLP as of and for the years ended December 31, 2002 and 2003, were:

	2003(1)	2002(1)

Audit	$453,722	$557,389
Audit-Related	$28,065	$68,717
Tax	$45,158	$177,628
All Other	—	$68,663
Total	$526,945	$872,397

(1)	The aggregate fees included in “Audit” represent fees for the audit of the Company’s annual financial statements and review of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in all categories represent fees billed during the fiscal years, except that 2003 audit fees include $78,789 applicable to the 2002 fiscal year audit.

      Audit Fees. Audit fees were for professional services rendered in connection with audits and quarterly reviews of the consolidated financial statements of the Company, review of and preparation of consents for registration statements filed with the Securities and Exchange Commission, and for subsidiary statutory audits.

      Audit-Related Fees. Audit related fees were for assurance and related services related to employee benefit plan audits and consultations regarding financial accounting and reporting standards.

      Tax Fees. Tax fees related to services for tax compliance and consulting.

      All Other Fees. All other fees were for employee benefit plan advisory services.

      Audit Committee Pre-Approval Policies and Procedures. At its regularly scheduled and special meetings, the Audit Committee of the Board of Directors considers and pre-approves any audit and non-audit services to be performed by the Company’s independent accountants. The Audit Committee has delegated to its chairman, an independent member of the Company’s Board of Directors, the authority to grant pre-approvals of non-audit services provided that any such pre-approval by the chairman shall be reported to the Audit Committee at its next regularly scheduled meeting.

      Promptly after July 30, 2002, the effective date of the Sarbanes-Oxley Act of 2002, the Audit Committee of the Board of Directors approved all non-audit services being performed at that time by the Company’s principal accountant and adopted its pre-approval policies and procedures as set forth above. From the date of that meeting, all non-audit services performed by the Company’s principal accountant were pre-approved. Accordingly, there were no services for which the de minimus exception (as defined in Section 202 of the Sarbanes-Oxley Act of 2002) was applicable.

      Pegasus’ Audit Committee has considered whether the provision of the non-audit services provided by PricewaterhouseCoopers LLP is compatible with maintaining the principal accountant’s independence.

OTHER MATTERS

      We do not know of any matter other than those discussed in the foregoing materials contemplated for action at the annual meeting. Should any other matter be properly brought before the annual meeting, it is the intention of the persons named in the proxies to vote in accordance with the recommendation of the Board of

Directors of Pegasus. Discretionary authority for them to do so is contained in the proxies. The information on our website is not part of this proxy statement.

ANNUAL REPORT

      We will provide a copy of our 2003 Annual Report on Form 10-K (including the financial statements and the financial statement schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for Pegasus’ most recent fiscal year) without charge to any stockholder who makes a written request to Ric L. Floyd, Secretary, Pegasus Solutions, Inc., Campbell Center I, 8350 North Central Expressway, Suite 1900, Dallas, Texas 75206.

By Order of the Board of Directors,

RIC L. FLOYD
Secretary

March 15, 2004

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF PEGASUS SOLUTIONS, INC.

I.	Audit Committee Purpose

      The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Pegasus Solutions, Inc. (the “Company”) is appointed by the Board to assist the Board in fulfilling its oversight responsibilities. The Committee’s primary duties and responsibilities are to (i) monitor the integrity of the Company’s financial statements, financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance, (ii) select and appoint the Company’s independent auditors, pre-approve all audit and non-audit services to be provided, consistent with all applicable laws, to the Company by the Company’s independent auditors, and establish the fees and other compensation to be paid to the independent auditors, (iii) establish procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submissions by the Company’s employees, regarding accounting, internal controls or auditing matters, and (iv) provide an avenue of communication among the independent auditors, management, the internal auditing function and the Board of Directors.

      The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as officers and employees of the Company. The Committee has the authority to retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II.	Audit Committee Composition and Meetings

      The Committee shall be comprised of three or more directors appointed by the Board on the recommendation of the Corporate Governance Committee, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Committee members shall meet the independence and experience requirements of the Securities and Exchange Commission and the Nasdaq National Market (as may be modified or supplemented). All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment to the Committee, and at least one member of the Committee shall have accounting related financial management expertise and qualify as a “financial expert” in accordance with the requirements of the Securities and Exchange Commission and the Nasdaq National Market (as may be modified or supplemented).

      If a Committee Chair is not designated by the Board or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet privately, as necessary, in executive session at each meeting with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, shall communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the independent auditors’ review procedures.

III.	Audit Committee Responsibilities and Duties

Review Procedures

      1. The Committee shall review the Company’s annual audited financial statements and attendant press release prior to filing or release. The review shall include discussion with management and the independent auditors of significant issues regarding critical accounting issues, accounting principles, practices and judgments, including, without limitation, a review with the independent auditors of any auditor report to the

Committee required under the rules of the Securities and Exchange Commission (as may be modified or supplemented). The review shall also include review of the independence of the independent auditors (see item 8 below) and a discussion with the independent auditors of the conduct of their audit (see item 9 below). Based on such review the Committee shall determine whether to recommend to the Board that the annual audited financial statements be included in the Company’s Annual Report filed under the rules of the Securities and Exchange Commission.

      2. The Committee, or at least its Chair, shall review with financial management and the independent auditors the Company’s quarterly financial statements and attendant press release prior to filing or release.

      3. The Committee shall be responsible for the oversight of the Disclosure Committee and the Internal Controls Committee. In consultation with management and the independent auditors, the Committee shall consider the integrity of the Company’s financial reporting processes and controls. The Committee shall discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures and review significant findings prepared by the independent auditors together with management’s responses. The Committee shall review any significant changes to the Company’s auditing and accounting policies and resolve disagreements, if any, between management and the independent auditors.

      4. The Committee shall review and reassess the adequacy of this Charter at least annually and submit the Charter to the Board of Directors for approval and cause the Charter to be approved at lease once every three years in accordance with the regulations of the Securities and Exchange Commission and the Nasdaq National Market (as may be modified or supplemented).

Independent Auditors

      5. The Company’s independent auditors are directly accountable to the Committee and the Board of Directors. The Committee shall review the independence and performance of the independent auditors, annually appoint the independent auditors and approve any discharge of auditors when circumstances warrant.

      6. The Committee shall approve the fees and other significant compensation to be paid to the independent auditors.

      7. The Committee shall approve the independent auditors’ annual audit plan, including scope, staffing, locations and reliance upon management.

      8. On an annual basis, the Committee shall review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence. Such review should include receipt and review of a report from the independent auditors regarding their independence consistent with Independence Standards Board Standard I (as may be modified or supplemented). All engagements for non-audit services by the independent auditors must be approved by the Committee prior to the commencement of services. The Committee may designate a member of the Committee to represent the entire Committee for purposes of approval of non-audit services, subject to review by the full Committee at the next regularly scheduled meeting. The Company’s independent auditors may not be engaged to perform prohibited activities under the Sarbanes-Oxley Act of 2002, the rules of the Public Company Accounting Oversight Board, the Securities and Exchange Commission, or the Nasdaq National Market (as may be modified or supplemented).

      9. Prior to filing or releasing annual financial statements, the Committee shall discuss the results of the audit with the independent auditors, including a discussion of the matters required to be communicated to audit committees in accordance with SAS 61 (as may be modified or supplemented).

      10. The Committee shall regularly obtain from the independent auditors assurance that they are not aware of any illegal act or fraud that was revealed during the course of their audit as required by Section 10A of the Securities and Exchange Act.

      11. The Committee shall consider the independent auditors’ judgment about the quality and appropriateness of the Company’s accounting principles and critical accounting estimates as applied in its financial reporting.

      12. The Committee shall review the independent auditor’s management letter and recommendations (or any audit problems, difficulties or disagreements) and management’s response.

Internal Controls and Legal Compliance

      13. The Committee shall review activities of the Company’s internal controls function, plans, procedures and results, and coordination with independent auditors and shall regularly review the continued overall effectiveness of the internal controls function as required under relevant law and the Nasdaq National Market rules (as may be modified or supplemented).

      14. On at least an annual basis, the Committee shall review with the Company’s counsel, any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

      15. The Committee shall annually prepare the report to shareholders as required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

      16. The Committee shall review and approve all related-party transactions.

      17. The Committee shall establish and maintain a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or audit matters, that provides for the confidential, anonymous submission of complaints or concerns by employees of the Company relating to these matters and the prohibition of any retaliatory action by the Company resulting from such submission.

      18. The Committee shall perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate, or as required by law, regulations of the Securities and Exchange Commission or the Nasdaq National Market.

      19. The Committee shall maintain minutes of its meetings and periodically report to the Board on its activities.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which is the responsibility of management and the independent auditors. It is also the responsibility of management to assure compliance with laws and regulations and the Company’s corporate policies with oversight by the Committee in the areas covered by this Charter.

      This Charter has been adopted by the Board on the 24th day of March 2003.

PEGASUS SOLUTIONS, INC.

Campbell Centre I, 8350 North Central Expressway, Suite 1900
Dallas, Texas 75206

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 3, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints JOHN F. DAVIS, III and RIC L. FLOYD, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Pegasus Solutions, Inc. (the “Company”) on Monday, May 3, 2004, at Campbell Centre I, 8350 North Central Expressway, Suite 1900, Dallas, Texas or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present upon the following matters:

(Continued and to be signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

PEGASUS SOLUTIONS, INC.

May 3, 2004

PROXY VOTING INSTRUCTIONS

PROOF #2

Mail		Telephone - Call toll-free 1-800-PROXIES (1-800-776-9437)		Internet
Date, sign and mail your proxy card in the envelope provided as soon as possible.	OR	from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	OR	Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER

ACCOUNT NUMBER

Δ	Please detach along perforated line and mail in the envelope provided IF are not voting via telephone or the Internet.	Δ

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR		AGAINST		ABSTAIN
1.	ELECTION OF CLASS I DIRECTORS	2.	Ratification of the appointment of the independent		☐		☐		☐
		3.	In their discretion to vote upon such other business as may properly come before the meeting

☐	FOR ALL NOMINEES	NOMINEES:
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ ☐	William C. Hammett, Jr. Thomas F. O’Toole	THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVE ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED
ABOVE
Please mark, sign, date and return this proxy card using the enclosed envelope.
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here; ■

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder __________________________ Date: _____________ Signature of Shareholder __________________________ Date: _____________

Note: Please sign exactly as your name or names appear on this Proxy. When share are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

PEGASUS SOLUTIONS, INC.

May 3, 2004

Please follow the proxy voting
instructions and vote by mail,
telephone or the Internet as
soon as possible.

PROOF #3
Δ	Please detach along perforated line and mail in the envelope provided.	Δ

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR		AGAINST		ABSTAIN
1.	ELECTION OF CLASS I DIRECTORS	2.	Ratification of the appointment of the independent auditors		☐		☐		☐
		3.	In their discretion to vote upon such other business as may properly come before the meeting

☐	FOR ALL NOMINEES	NOMINEES:
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ ☐	William C. Hammett, Jr. Thomas F. O’Toole	THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE

Please mark, sign, date and return this proxy card using the enclosed envelope.
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here; ■

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder __________________________ Date: _____________ Signature of Stockholder __________________________ Date: _____________

Note:	Please sign exactly a your name or names appear on this Proxy. Where shares as held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please give full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.